Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.2380%



        Excess Protection Level
          3 Month Average  5.71%
          January, 1999  5.67%
          December, 1998  5.77%
          November, 1998  5.68%


        Cash Yield                                  18.21%


        Investor Charge Offs                        4.95%


        Base Rate                                   7.59%


        Over 35 Day Delinquency                     5.29%


        Seller's Interest                           8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $40,086,865,639.98


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,284,946,121.49